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                                   Morgan & Company
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                                   Chartered Accountants
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                                   P.O. Box 10007, Pacific Centre
                                   Suite 1730 - 700 West Georgia Street
                                   Vancouver, B.C. V7Y 1A1
                                   Telephone (604) 687-5841
                                   Fax (604) 687-0075
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               INDEPENDENT AUDITORS' CONSENT


We hereby consent to the inclusion of our audit report dated June 16, 2000 on the consolidated financial statements of Airbomb.com Inc. for the years ended March 31, 2000 and 1999 in the Company's Registration Statement on Form S-8, when such financial information is read in conjunction with the financial statements referred to in our report.





Vancouver, Canada

January 17, 2001                       /s/ Morgan & Company
                                       Chartered Accountants